UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 06, 2024

LM FUNDING AMERICA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37605	47-3844457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 West Platt Street Suite 100
Tampa, Florida		33606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 813 222-8996

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock par value $0.001 per share	LMFA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 6, 2024, LM Funding America, Inc. (the “Company”) entered into a Loan Agreement, dated August 6, 2024 (the “Loan Agreement”), by and among the Company, as borrower, each of LM Funding, LLC and US Digital Mining and Hosting Co., LLC (subsidiaries of the Company), as guarantors (jointly and severally, the “Guarantors”), and SE & AJ Liebel Limited Partnership, as lender (the “Lender”).

Pursuant to the Loan Agreement, Lender made to the Company a senior secured term loan in the amount of $5,000,000 (the “Loan”) as evidenced by a Promissory Note, dated August 6, 2024 (the “Note”). The Note is secured by (i) a Pledge Agreement, dated August 6, 2024, by and between the Company and Lender, pursuant to which Borrower has pledged certain Bitcoin with a fair market value equal to no less than $5,000,000 (the “Pledge Agreement”); (ii) a Security Agreement, dated August 6, 2024 (the “Security Agreement”), by the Company in favor of Lender, pursuant to which the Company has granted to Lender a first perfected security interest in substantially all the assets of the Company, including but not limited to approximately 11,100 Bitmain S21 Antminers (the “Miners”); and (iii) certain commercial guarantees and security agreements executed by the Guarantors pursuant to which each Guarantor guaranteed the Loan and granted a first priority perfected security interest in substantially all the assets of such Guarantor (the “Subsidiary Guaranty and Security Agreements”).

Further, in connection with the Loan and the Loan Agreement, the Company entered into an Intercreditor Agreement, dated August 6, 2024 (the “Intercreditor Agreement”), with Brown Family Enterprises LLC, holder of the Second Lien Obligations (as defined in the Intercreditor Agreement), pursuant to which the First Lien Obligations (as defined in the Intercreditor Agreement) and the Second Lien Obligations are subject to customary intercreditor arrangements.

The proceeds of the Loan will be used for expenses related to Bitcoin mining machine hosting and the acquisition of hosting infrastructure, including the purchase of the Miners.

The Loan bears interest at a rate of 12.0% per annum and will mature on August 6, 2026 (the “Maturity Date”). The Company will make monthly interest payments in the amount of $50,000 on the last business day of each month until the Maturity Date, and on such date the entire principal balance, together with accrued and unpaid interest, shall become payable. The Company may prepay the Loan in whole or in part at any time without penalty.

The Loan Agreement contains customary negative and affirmative covenants, subject to certain exceptions, as well as events of default customary for transactions of this nature, including with respect to (subject in certain cases to cure periods, materiality and other qualifiers, as applicable), among other things, non-payment of principal, interest and other amounts, material inaccuracy of representations and warranties, covenant noncompliance, cross-defaults triggered by certain indebtedness, bankruptcy and insolvency, monetary judgments, change of control, failure to comply with certain financial covenants and other fundamental transactions. Subject to certain applicable cure periods, the occurrence of an event of default will result in the acceleration of the Loan Obligations (as defined in the Loan Agreement). Commencing upon the occurrence of an event of default (without regard to any applicable notice and cure period), the Loan Obligations and any judgment entered on account of the Note shall bear interest at the maximum rate permitted by law.

The foregoing descriptions of the Note, Loan Agreement, Security Agreement, Pledge Agreement, and Subsidiary Guaranty and Security Agreements do not purport to be complete and are qualified in their entirety by reference to the complete text thereof, copies of which are filed as Exhibits 4.1, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, and 10.7, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On August 12, 2024, the Company issued a press release providing Bitcoin production and mining updates for the one month ended July 31, 2024. The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.1.

The information furnished in this Item 2.02, including Exhibit 99.1, is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that Section. This information will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On July 16, 2024, the Company announced that it had entered into a non-binding term sheet with SE & AJ Liebel Limited Partnership, a Nevada limited partnership (“Lender”), that contemplates a proposed senior secured term loan of up to $5.0 million to be made by Lender to fund the Company’s purchase of additional mining machines. The loan, if consummated, is expected to have a principal maturity date of 24 months from the closing of the loan and is expected to accrue interest of 12% per annum, payable monthly, with a 1% loan fee due at funding. The loan would be secured by $5 million of bitcoin collateral and substantially all the other assets of the Company. There is no assurance that the loan transaction will be completed.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Promissory Note, dated August 6, 2024
10.1	Loan Agreement, dated as of August 6, 2024, by and among the Company, LM Funding, LLC, US Digital Mining and Hosting Co., LLC, and SE & AJ Liebel Limited Partnership
10.2	Security Agreement, dated as of August 6, 2024, by the Company in favor of SE & AJ Liebel Limited Partnership
10.3	Pledge Agreement, dated as of August 6, 2024, by and between the Company and SE & AJ Liebel Limited Partnership
10.4	Commercial Guaranty, dated August 6, 2024, by LM Funding, LLC
10.5	Commercial Guaranty, dated August 6, 2024, by US Digital Mining and Hosting Co., LLC
10.6	Security Agreement, dated as of August 6, 2024, by LM Funding, LLC in favor of SE & AJ Liebel Limited Partnership
10.7	Security Agreement, dated as of August 6, 2024, by US Digital Mining and Hosting Co., LLC in favor of SE & AJ Liebel Limited Partnership
99.1	Press release issued August 12, 2024
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainty. Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties. Such statements are based on the Company’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various risks and uncertainties. Investors should refer to the risks detailed from time to time in the reports the Company files with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.